SECURITIES EXCHANGE AGREEMENT

                                   BETWEEN

                               ESSXSPORT CORP.

                                     AND

                           CERTAIN SHAREHOLDERS OF

                           MISS BEVERLY HILLS, INC.

                             DATED MARCH 3, 2004

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                              TABLE OF CONTENTS

SECURITIES EXCHANGE AGREEMENT................................................3

PLAN OF REORGANIZATION.......................................................3

  AGREEMENT..................................................................3

    Section 1 - Transfer of Shares...........................................3
    Section 2 - Issuance of Exchange Stock to MBH Shareholders...............3
    Section 3 - Closing......................................................4
    Section 4 - Representations and Warranties by MBH and Certain
                Shareholders ................................................6
    Section 5 - Representations and Warranties by ESSXSPORT..................9
    Section 6 - Access and Information......................................12
    Section 7 - Additional Covenants of the Parties.........................13
    Section 8 - Survival of Representations, Warranties and Covenants.......13
    Section 9 - Conditions Precedent to Obligations of Parties..............14
    Section 10 - Termination, Amendment, Waiver.............................13
    Section 11 -Miscellaneous...............................................13

EXHIBIT LIST................................................................__

SCHEDULE LIST...............................................................__

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                        SECURITIES EXCHANGE AGREEMENT

      This Securities Exchange Agreement ("Agreement") is entered into on this 3rd day of March 2004 by and between ESSXSPORT CORP., a Nevada corporation ("ESSXSPORT"), and Forest, Glenneyre and Associates, Inc. and Working Capital, Inc., who represent those persons and entities listed in Exhibit A hereto, being shareholders of MISS BEVERLY HILLS, INC. a California corporation ("MBH") who own collectively thirty percent (30%) of the issued and outstanding stock of MBH as of the date this Agreement is executed (the "MBH Shareholders").

                            PLAN OF REORGANIZATION

      The transaction contemplated by this Agreement is intended to be an exchange of stock reorganization. ESSXSPORT will acquire up to 30% of MBH's issued and outstanding common stock, (no par value) in exchange for up to 60,000,000 shares of ESSXSPORT's common stock, $.001 par value (the "Exchange Stock"). Upon the consummation of the exchange transaction and the issuance and transfer of the Exchange Stock as set forth in Section 2 hereinbelow, MBH Shareholders would hold approximately forty three percent (43%) of the then-outstanding common stock of ESSXSPORT representing a controlling interest in ESSXSPORT.

                                  AGREEMENT

                                  SECTION 1
                              TRANSFER OF SHARES

1.1 All shareholders of MBH (the "Shareholders" or the "MBH Shareholders"), as of the date of Closing as such term is defined in Section 3 herein (the "Closing" or the "Closing Date"), shall transfer, assign, convey and deliver to ESSXSPORT on the Closing Date, certificates representing 4,800,000 shares or thirty percent (30%) of the MBH. The transfer of the MBH Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, whether disclosed or undisclosed, except as the MBH Shareholders and ESSXSPORT shall have otherwise agreed in writing.

                                  SECTION 2
                ISSUANCE OF EXCHANGE STOCK TO MBH SHAREHOLDERS

2.1 As consideration for the transfer, assignment, conveyance and delivery of the MBH Stock hereunder, ESSXSPORT shall, at the Closing issue to the MBH Shareholders, or their nominees and/or assignees, certificates representing up to 60,000,000 shares of ESSXSPORT Common Stock. The parties intend that the Exchange Shares being issued will be used to acquire all 4,800,000 MBH Shares.

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2.2   The issuance of the  Exchange  Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, whether disclosed or undisclosed, except as the MBH Shareholders and ESSXSPORT shall have otherwise agreed in writing. As provided herein, and immediately prior to the Closing, ESSXSPORT shall have issued and outstanding: (i) not more than 49,000,000 shares of Common Stock; and (ii) shall have no preferred stock or other securities issued and outstanding.

2.3 None of the Exchange Stock issued to the MBH Shareholders or their nominees and/or assignees, nor any of the MBH Stock transferred to ESSXSPORT hereunder shall, at the time of Closing, be registered under federal securities laws but, rather, shall be issued pursuant to an exemption therefrom and be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). All of such shares shall bear a legend worded substantially as follows:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are `restricted securities' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

      The respective transfer agents of ESSXSPORT and MBH shall annotate their records to reflect the restrictions on transfer embodied in the legend set forth above. There shall be no requirement ESSXSPORT register the Exchange Stock under the Act, nor shall MBH or the Shareholders be required to register any MBH Shares under the Act.

                                  SECTION 3
                                   CLOSING

3.1 CLOSING OF TRANSACTION. Subject to the fulfillment or waiver of the conditions precedent set forth in Section 11 hereof, the Closing shall take place on the Closing Date at the offices of, Miss Beverly Hills, 8601 Wilshire Blvd., Ste. 1103, Beverly Hills, California 90211, at 10:00 A.M., local time, or at such other time on the Closing Date as ESSXSPORT and the MBH Shareholders may mutually agree in writing.

3.2 CLOSING DATE. The Closing Date of the Exchange shall take place on a date chosen by mutual agreement of MBH Shareholders and ESSXSPORT within ten
(10) days from the date of this Agreement, or such later date upon which the parties hereto may mutually agree in writing, or as extended pursuant to subsection 12.1(b) hereinbelow.

3.3   DELIVERIES AT CLOSING.

      (a) MBH Shareholders shall deliver or cause to be delivered to ESSXSPORT at Closing:

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            (1)   certificates  representing  all  4,800,000shares  of the MBH
                  Stock as described in Section 1, each endorsed in blank by the registered owner;

            (2) an agreement from each Shareholder, including nominees and/or assignees, surrendering his or her shares agreeing to a restriction on the transfer of the Exchange Stock as described in Section 2 hereof;

            (3) such other documents, instruments or certificates as shall be reasonably requested by ESSXSPORT or its counsel.

      (b)   ESSXSPORT   shall   deliver  or  cause  to  be  delivered  to  MBH
            Shareholders at Closing:

            (1) a copy of a consent of ESSXSPORT's board of directors authorizing ESSXSPORT to take the necessary steps toward Closing the transaction described by this Agreement in the form set forth in Exhibit B;

            (2) stock certificate(s) or a computer listing from ESSXSPORT's transfer agent representing the Exchange Stock to be newly issued by ESSXSPORT under this Agreement, which certificates shall be in the names of the appropriate MBH Shareholders, each in the appropriate denomination as described in Section 2;

            (3) a copy of Board of Directors meeting appointing two new directors of ESSXSPORT approved by MBH Shareholders to take effect upon the closing; and

            (4) such other documents, instruments or certificates as shall be reasonably requested by MBH Shareholders or its counsel.

3.4   FILINGS; COOPERATION.

      (a) Prior to the Closing, the parties shall proceed with due diligence and in good faith to make such filings and take such other actions as may be necessary to satisfy the conditions precedent set forth in Section 9 below.

      (b) On and after the Closing Date, ESSXSPORT, and the MBH Shareholders set forth in Exhibit A shall, on request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

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                                  SECTION 4
            REPRESENTATIONS AND WARRANTIES BY THE MBH SHAREHOLDERS

4.1 Subject to the schedule of exceptions, attached hereto and incorporated herein by this reference, (which schedules shall be acceptable to ESSXSPORT), MBH Shareholders listed on Exhibit A represent and warrant to ESSXSPORT as follows to the best of their knowledge:

      (a) ORGANIZATION AND GOOD STANDING OF MBH. The Articles of Incorporation of MBH and all Amendments thereto as presently in effect, certified by the Secretary of California, and the Bylaws of MBH as presently in effect, certified by the President and Secretary of MBH, have been delivered to ESSXSPORT and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

      (b) CAPITALIZATION. MBH's authorized capital stock is 50,000,000 shares no par value Common Stock (defined as "MBH Common Stock"), of which approximately 16,000,000 shares are issued and outstanding prior to the Closing Date. All of such outstanding shares are validly issued, fully paid and non-assessable. To the best of our knowledge there are no outstanding options and warrants for MBH Common Stock. All securities issued by MBH as of the date of this Agreement have been issued in compliance with all applicable state and federal laws. Except as set forth in
            Schedule 4.1(b), no other equity securities or debt obligations of MBH are authorized, issued or outstanding.

      (c) FINANCIAL STATEMENTS. MBH Shareholders shall cause to be delivered to ESSXSPORT within sixty (60) days of Closing, a copy of MBH's audited financial statements for the year ended December 31, 2003 which will be true and complete and will have been prepared in conformity with generally accepted accounting principles. Other than changes in the usual and ordinary conduct of the business since December 31, 2003, there have been and, at the Closing Date, there will be no material adverse changes in such financial statements.

      (d) ABSENCE OF UNDISCLOSED LIABILITIES. MBH has no liabilities which are not adequately reflected or reserved against in the MBH Financial Statements or otherwise reflected in this Agreement and MBH shall not have as of the Closing Date, any liabilities (secured or unsecured and whether accrued, absolute, direct, indirect or otherwise) which were incurred after December 31, 2003, and would be individually or in the aggregate, material to the results of operations or financial condition of MBH as of the Closing Date.

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      (e)   LITIGATION.  Except as disclosed in Schedule 4.1(f),  there are no outstanding orders, judgments,  injunctions,  awards or decrees of
            any  court,   governmental   or  regulatory  body  or  arbitration
            tribunal  against MBH or its  properties.  Except as  disclosed in
            Schedule 4.1(f), there are no actions, suits or proceedings pending, or, to the knowledge of MBH Shareholders, threatened against or affecting MBH or its affiliated companies, any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any
            federal,  state,  municipal  or  other  governmental   department,
            commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of MBH which might result in any material adverse change in the operations or financial condition of MBH, or which might prevent or materially impede the consummation of the transactions under this Agreement.

      (f) COMPLIANCE WITH LAWS. To the best of the MBH Shareholder's knowledge, the operations and affairs of MBH do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would substantially and adversely affect the business, financial conditions or operations of MBH.

      (g)   ABSENCE   OF   CERTAIN   CHANGES.   Except   as   set   forth   in
            Schedule 4.1(g), or otherwise disclosed in writing to ESSXSPORT, since December 31, 2003,

            (i)   MBH has not entered into any material transaction;

            (ii) there has been no change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of MBH as shown on the MBH Financial Statement, other than changes that both individually and in the aggregate do not have a consequence that is materially adverse to such condition, business, property, prospects, assets or liabilities;

            (iii) there has been no damage to,  destruction  of or loss of any of the properties or assets of MBH (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of MBH;

            (iv) MBH has not declared, or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or issued any shares of its capital stock except in conjunction with the private placement described in Schedule 4.1(g);

            (v) there has been no material change, except in the ordinary course of business, in the contingent obligations of MBH by way of guaranty, endorsement, indemnity, warranty or otherwise;

            (vi) there have been no loans made by MBH to its employees, officers or directors that have not been disclosed;

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            (vii) there has been no waiver or  compromise by MBH of a valuable right or of a material debt owed to it;

            (viii)there has been no extraordinary increase in the compensation of any of MBH's employees;

            (ix) there has been no agreement or commitment by MBH to do or perform any of the acts described in this Section 4.1(g); and

            (x)   there  has  been  no  other  event  or   condition   of  any
                  character, which might reasonably be expected either to result in a material and adverse change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of MBH or to impair materially the ability of MBH to conduct the business now being conducted.

      (h) ASSETS. All of the assets reflected on the December 31, 2003, MBH Financial Statements or acquired and held as of the Closing Date, will be owned by MBH on the Closing Date. Except as set forth in
            Schedule 4.1(h), MBH owns outright and has good and marketable title, or holds valid and enforceable leases, to all of such assets.

      (i) TAX MATTERS. All federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of MBH have been timely filed. Since December 31, 2003, MBH has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business. On the date of this Agreement, MBH is not delinquent in the payment of any such tax or assessment, and no deficiencies for any amount of such tax have been proposed or assessed.

      (j) OPERATING AUTHORITIES. To the best knowledge of MBH Shareholders, MBH has all material operating authorities, governmental certificates and licenses, permits, authorizations and approvals ("Permits") required to conduct its business as presently conducted.

      (k) CONTINUATION OF KEY MANAGEMENT. To the best knowledge of MBH Shareholders, all key management personnel of MBH intend to continue their employment with MBH after the Closing. For purposes of this subsection 4.1(k), "key management personnel" shall include Dr. Conrad, Janelle Star, and Alex DeKhtyar.

      (l) FINDER'S FEES. The MBH Shareholders are not, and on the Closing Date will not be liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

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4.2   DISCLOSURE.  At the date of this Agreement,  the MBH Shareholders listed in Exhibit A have, and at the Closing Date they will have, disclosed all events, conditions and facts materially affecting the business and prospects of MBH. The MBH Shareholders have not now and will not have at the Closing Date, withheld knowledge of any such events, conditions or facts which they know, or have reasonable grounds to know, may materially affect MBH's business and prospects. Neither this Agreement nor any certificate, exhibit, schedule or other written document or
      statement,   furnished  to  ESSXSPORT  by  such  MBH   Shareholders   in
      connection  with  the   transactions   contemplated  by  this  Agreement
      contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                  SECTION 5
                 REPRESENTATIONS AND WARRANTIES BY ESSXSPORT

5.1 Subject to the schedule of exceptions, attached hereto and incorporated herein by this reference, (which schedules shall be acceptable to MBH Shareholders), ESSXSPORT represents and warrants to the MBH Shareholders listed in Exhibit A as follows:

      (a) ORGANIZATION AND GOOD STANDING. ESSXSPORT is currently a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and as proposed to be conducted. ESSXSPORT is qualified to conduct business as a foreign corporation in no other jurisdiction, and the failure to so qualify in any other jurisdiction does not materially, adversely affect the ability of ESSXSPORT to carry on its business as most recently conducted. The Articles of
            Incorporation of ESSXSPORT and all amendments thereto as presently in effect, certified by the Secretary of State of Nevada, and the Bylaws of ESSXSPORT as presently in effect, certified by the President and Secretary of ESSXSPORT, have been made available to MBH Shareholders and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

      (b) CAPITALIZATION. ESSXSPORT's authorized capital stock consists of 300,000,000 shares of $.001 par value Common stock (defined above as "ESSXSPORT Common Stock"), of which not more than 49,000,000 will be issued and outstanding, prior to Closing Date. and held of record by approximately 210 shareholders. Except as set forth in Schedule 5.1(b), no other equity securities or debt obligations of ESSXSPORT are authorized, issued or outstanding and as of the Closing, there will be no other outstanding options, warrants, agreements, contracts, calls, commitments or demands of any character, preemptive or otherwise, other than this Agreement, relating to any of the ESSXSPORT Common Stock, and there will be no outstanding security of any kind convertible into ESSXSPORT Common Stock. The shares of ESSXSPORT Common Stock are free and clear of all liens, charges, claims, pledges, restrictions and encumbrances whatsoever of any kind or nature

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            that  would  inhibit,  prevent  or  otherwise  interfere  with the transactions contemplated hereby. All the outstanding ESSXSPORT Common Stock are validly issued, fully paid and nonassessable and
            there  are  no  voting  trust   agreements  or  other   contracts,
            agreements  or  arrangements  restricting  or affecting  voting or
            dividend   rights  or   transferability   with   respect   to  the
            outstanding shares of ESSXSPORT Common Stock.

      (c) ISSUANCE OF EXCHANGE STOCK. All of the ESSXSPORT Common Stock to be issued to or transferred to MBH Shareholders pursuant to this Agreement, when issued, transferred and delivered as provided herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, claims, pledges, restrictions and encumbrances whatsoever of any kind or nature, except those restrictions imposed by State or Federal corporate and securities regulations.

      (d) NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by ESSXSPORT with any of the provisions hereof will:

            (1) violate or conflict with, or result in a breach of any provisions of, or constitute a default ( or an event which, with notice or lapse of time or both, would constitute a default) under, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of ESSXSPORT or any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument to which ESSXSPORT is a party, or by which it or its properties or assets may be bound or affected; or

            (2)   violate  any  order,  writ,  injunction  or  decree,  or any
                  statute,   rule,   permit,   or  regulation   applicable  to
                  Essxsport or any of its properties or assets.

      (e) FINANCIAL STATEMENTS. ESSXSPORT will deliver to MBH Shareholders prior to Closing, copies of all of ESSXSPORT's audited and unaudited financial statements through October 31, 2003, all of which are true and complete and have been prepared in accordance with generally accepted accounting principles.

      (f) SEC FILINGS. ESSXSPORT will deliver to MBH Shareholders prior to Closing, copies of all of ESSXSPORT's recent filings made with the Securities and Exchange Commission ("SEC" including Forms 10-KSB and 10-QSB and any proxy material).

      (g) ABSENCE OF CERTAIN CHANGES. Since October 31, 2003 there has been no material change in ESSXSPORT's financial conditions, assets or liabilities, except as set forth in Schedule 5.1(g).

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      (h)   ABSENCE  OF  UNDISCLOSED  LIABILITIES.   Except  as  disclosed  in
            ESSXSPORT's Financial Statements, ESSXSPORT did not have, as of the Closing Date, any liabilities (secured or unsecured and whether accrued, absolute, direct, indirect or otherwise) which were incurred after October 31, 2003, and would be individually or in the aggregate, material to the results of operation or financial condition of ESSXSPORT.

      (i) LITIGATION. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against ESSXSPORT or its properties. There are no actions, suits or proceedings pending, or, to the knowledge of ESSXSPORT, threatened against or relating to ESSXSPORT. ESSXSPORT is not, and on the Closing Date will not be, in default under or with respect to any judgment, order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality; and ESSXSPORT has, and on the Closing Date will have, complied in all material respects with all laws, rules, regulations and orders applicable to it, if any.

      (j) TAX MATTERS. Except as set forth in Schedule 5.1(j), all federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of ESSXSPORT have been filed for all the years and periods for which such returns and statements were due, including extensions thereof. Since October 31, 2003, ESSXSPORT has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of ESSXSPORT. On the date of this Agreement, ESSXSPORT is not delinquent in the payment of any such tax or assessment, and no deficiencies for any amount of such tax have been proposed or assessed.

      (k) AUTHORITY TO EXECUTE AGREEMENT. The Board of Directors of ESSXSPORT, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by ESSXSPORT of this Agreement and the Exchange Stock, and has duly authorized each of the transactions hereby contemplated. ESSXSPORT has the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. ESSXSPORT has taken all the actions required by law, its Certificate of Incorporation, as amended, its Bylaws, as amended, applicable state law or otherwise to authorize the execution and delivery of the Exchange Stock pursuant to the provisions hereof. This Agreement is valid and binding upon ESSXSPORT in accordance with its terms.

      (l) FINDER'S FEES. ESSXSPORT is not, and on the Closing Date, will not be liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

5.2 DISCLOSURE. ESSXSPORT has and at the Closing Date it will have, disclosed all events, conditions and facts materially affecting the business and prospects of ESSXSPORT. ESSXSPORT has not now and will not have at the Closing Date, withheld knowledge of any such events, conditions and facts which it knows, or has reasonable grounds to know, may materially affect ESSXSPORT's business and prospects. Neither this Agreement, nor any certificate, exhibit, schedule or other written document or statement, furnished to MBH or the MBH Shareholders by ESSXSPORT in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                  SECTION 6
                            ACCESS AND INFORMATION

6.1 Subject to the protections provided by subsection 7.4 herein, ESSXSPORT shall give to MBH, the MBH Shareholders, their nominees and/or assignees, and their counsel, accountants and other representatives, full access, during normal business hours throughout the period prior to the Closing, to all of ESSXSPORT's properties, books, contracts, commitments, and records, if any, and shall furnish the MBH Shareholders during such period with all such information concerning ESSXSPORT's affairs as the MBH Shareholders reasonably may request.

                                  SECTION 7
                     ADDITIONAL COVENANTS OF THE PARTIES

7.1 COOPERATION. Both the MBH Shareholders and ESSXSPORT will cooperate with each other and their respective counsel, accountants and agents in carrying out the transaction contemplated by this Agreement, and in delivering all documents and instruments deemed reasonably necessary or useful by the other party.

7.2 EXPENSES. Each of the parties hereto shall pay all of its respective costs and expenses (including attorneys' and accountants' fees, costs and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated herein.

7.3 PUBLICITY. Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement shall be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that (a) such approval shall not be unreasonably withheld, and (b) such review and approval shall not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

7.4 CONFIDENTIALITY. While ESSXSPORT is obligated to provide access to and furnish information in accordance with Section 6 herein, it is understood and agreed that such disclosure and information subsequently obtained as a result of such disclosures are proprietary and confidential in nature. The MBH Shareholders agree to hold such information in confidence and not to reveal any such information to any person who is not a party to this Agreement, or an officer, director or key employee thereof, and not to use the information obtained for any purpose other than assisting in its due diligence inquiry in conjunction with the transaction contemplated by this Agreement. Upon request of any party, a confidentiality agreement, acceptable to the disclosing party, will be executed by any person selected to receive such proprietary information, prior to receipt of such information.

                                  SECTION 8
            SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1 The representations, warranties and covenants of those MBH Shareholders listed in Exhibit A contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement. The representations, warranties and covenants of ESSXSPORT contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement.

                                  SECTION 9
                CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES

9.1 CONDITIONS TO OBLIGATIONS OF THE PARTIES. The obligations of ESSXSPORT and those MBH Shareholders listed in Exhibit A under this Agreement shall be subject to the fulfillment, on or prior to the Closing, of all conditions elsewhere herein set forth, including, but not limited to, receipt by the appropriate party of all deliveries required by Sections 4 and 5 herein, and fulfillment, prior to Closing, of each of the following conditions:

      (a) All representations and warranties made by MBH Shareholders listed in Exhibit A and ESSXSPORT in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date.

      (b) MBH Shareholders listed in Exhibit A and ESSXSPORT shall have performed or complied with all covenants, agreements and conditions contained in this Agreement on their part required to be performed or complied with at or prior to the Closing.

      (c) All material authorizations, consents or approvals of any and all governmental regulatory authorities necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and be in full force and effect.

      (d) The Closing shall not violate any permit or order, decree or judgment of any court or governmental body having competent jurisdiction and there shall not have been instituted any legal or administrative action or proceeding to enjoin the transaction contemplated hereby or seeking damages from any party with respect thereto.

9.2 CONDITIONS TO OBLIGATIONS OF ESSXSPORT. The obligations of ESSXSPORT to consummate the transactions contemplated herein are subject to satisfaction (or waiver by it) of the following conditions:

      (a) Each MBH Shareholder, or their nominees and/or assignees, acquiring Exchange Stock will be required, at Closing, to submit an agreement confirming that all the Exchange Stock received will be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof, and agreeing not to transfer any of the Exchange Stock for a period of two years from the date of the Closing, except for those transfers falling within the exemption from registration under the Securities Act of 1933 and any applicable state securities laws, which transfers do not constitute a public distribution of securities, and in which the transferees execute an investment letter in form and substance satisfactory to counsel for ESSXSPORT. The foregoing provision shall not prohibit the registration of those shares at any time following the Closing. Each MBH Shareholder acquiring Exchange Stock will be required to transfer to ESSXSPORT at the Closing his/her respective MBH Shares, free and clear of all liens, mortgages, pledges, encumbrances or changes, whether disclosed or undisclosed.

      (b) All schedules, prepared by MBH Shareholders shall be current or updated as necessary as of the Closing Date.

      (c) Each party shall have satisfied itself that since the date of this Agreement the business of the other party has been conducted in the ordinary course. In addition, each party shall have satisfied itself that no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently consented to in writing by the parties.

      (d) Each party covenants that, to the best of its knowledge, it has complied in all material respects with all applicable laws, orders and regulations of federal, state, municipal and/or other governments and/or any instrumentality thereof, domestic or foreign, applicable to their assets, to the business conducted by them and to the transactions contemplated by this Agreement.

9.3 CONDITIONS TO OBLIGATION OF THE MBH SHAREHOLDERS. The obligations of the MBH Shareholders listed in Exhibit A to consummate the transactions contemplated herein are subject to satisfaction (or waiver by them) of the following conditions:

      (a) ESSXSPORT shall have provided to MBH Shareholders through October 31, 2003, all unaudited financial statements prepared in accordance with generally accepted accounting principles by independent accountants of ESSXSPORT. ESSXSPORT shall also provide, as of a date within thirty days of Closing, an update on any material change in the aforementioned financial statements.

      (b) Each party shall have granted to the other party (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine its books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Sections 4 and 5 hereof, and each party shall be satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation.

      (c) ESSXSPORT and MBH Shareholders shall agree to indemnify each other party against any liability to any broker or finder to which that party may become obligated.

      (d) ESSXSPORT and the MBH Shareholders and their respective legal counsel shall have received copies of all such certificates, opinions and other documents and instruments as each party or its legal counsel may reasonably request pursuant to this Agreement or otherwise in connection with the consummation of the transactions contemplated hereby, and all such certificates, opinions and other documents and instruments received by each party shall be reasonably satisfactory, in form and substance, to each party and its legal counsel.

      (e) Both MBH and ESSXSPORT shall have the right to waive any or all of the conditions precedent to its obligations hereunder not otherwise legally required; provided, however, that no waiver by a party of any condition precedent to its obligations hereunder shall constitute a waiver by such party of any other condition.

                                  SECTION 10
                        TERMINATION, AMENDMENT, WAIVER

10.1 This Agreement may be terminated at any time prior to the Closing, and the contemplated transactions abandoned, without liability to either party, except with respect to the obligations of ESSXSPORT and those MBH Shareholders listed in Exhibit A under Section 7.4 hereof:

      (a)   By mutual agreement of ESSXSPORT and the MBH Shareholders;

      (b) If the Closing (as defined in Section 3) has not have taken place on or prior to March 5, 2004, this Agreement can be terminated upon written notice given by ESSXSPORT or the MBH Shareholders which is not in material default;

      (c) By ESSXSPORT, if in its reasonable believe there has been a material misrepresentation or breach of warranty on the part of any MBH Shareholder listed in Exhibit A in the representations and warranties set forth in the Agreement.

      (d) By a majority of those MBH Shareholders listed in Exhibit A (as measured by their equity interest) if, in the reasonable belief of any such MBH Shareholders, there has been a material misrepresentation or breach of warranty on the part of ESSXSPORT in the representations and warranties set forth in the Agreement;

      (e) By ESSXSPORT or those MBH Shareholders listed in Exhibit A if, in their opinion or that of their counsel, the Exchange does not qualify for exemption from registration under applicable federal and state securities laws, or qualification, if obtainable, cannot be accomplished in ESSXSPORT's opinion or that of its counsel, without unreasonable expense or effort;

      (f) By ESSXSPORT or by a majority of those MBH Shareholders listed in Exhibit A (as measured by their equity interest) if either party shall determine in its sole discretion that the Exchange has become inadvisable or impracticable by reason of the institution or threat by state, local or federal governmental authorities or by any other person of material litigation or proceedings against any party [it being understood and agreed that a written request by a governmental authority for information with respect to the Exchange, which information could be used in connection with such litigation or proceedings, may be deemed to be a threat of material litigation or proceedings regardless of whether such request is received before or after the signing of this Agreement];

      (g) By ESSXSPORT if the business or assets or financial condition of MBH, taken as a whole, have been materially and adversely affected, whether by the institution of litigation or by reason of changes or developments or in operations in the ordinary course of business or otherwise; or, by a majority of those MBH Shareholders listed in Exhibit A (as measured by their equity interest) if the business or assets or financial condition of ESSXSPORT, taken as a whole, have been materially and adversely affected, whether by the institution of litigation or by reason of changes or developments or in operations in the ordinary course of business or otherwise;

      (h) By a majority of those MBH Shareholders if ESSXSPORT fails to perform material conditions set forth in Sub-Section 9.1 and 9.3 herein;

      (i) By ESSXSPORT if the MBH Shareholders fail to perform material conditions set forth in Sub-Section 9.1 and 9.2 herein; and

10.2 No modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound.

                                  SECTION 11
                                MISCELLANEOUS

11.1 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date hereof. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

11.2  BINDING AGREEMENT.

      (a) This Agreement shall become binding upon the parties when, but only when, it shall have been signed on behalf of all parties.

      (b) Subject to the condition stated in subsection (a), above, this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their legal representatives, successors and assigns. This Agreement, in all of its particulars, shall be enforceable by the means set forth in subsection 11.9 for the recovery of damages or by way of specific performance and the terms and conditions of this Agreement shall remain in full force and effect subsequent to Closing and shall not be deemed to be merged into any documents conveyed and delivered at the time of Closing. In the event that subsection 11.9 is found to be unenforceable as to any party for any reason or is not invoked by any party, and any person is required to initiate any action at law or in equity for the enforcement of this Agreement, the prevailing party in such litigation shall be entitled to recover from the party determined to be in default, all of its reasonable costs incurred in said litigation, including attorneys' fees.

11.3  COUNTERPARTS.   This   Agreement   may  be   executed  in  one  or  more
      counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument.

11.4 SEVERABILITY. If any provisions hereof are to be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect or any other provision hereof.

11.5 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, that neither this Agreement nor any right hereunder shall be assignable by the MBH Shareholders or ESSXSPORT without prior written consent of the other party.

11.6 CAPTIONS. The captions of the various Sections of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Agreement.

11.7  GOVERNING  LAW.  The  validity,   interpretation,  and  effect  of  this
      Agreement shall be governed exclusively by the laws of the State of California.

11.8 JURISDICTION AND VENUE. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Los Angeles County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement. The prevailing party may recover costs and reasonable attorney's fees.

11.9 ARBITRATION. Any dispute between the parties relating in any way to this Agreement or any of its terms and provisions shall be submitted to binding arbitration before a single arbitrator in Los Angeles County, Calif., before JAMS and the prevailing party in such arbitration shall have the right to have any award made by arbitrators confirmed by a court of competent jurisdiction. The provisions of section 1283.05 of the CA Code of Civil Procedure, authorizing and taking of depositions and obtaining discovery are incorporated herein by this reference and shall be applicable to any such arbitration. Any such arbitration shall be conducted in an expeditious manner. Any such arbitration shall be governed by the JAMS complex arbitration rules and the JAMS optional arbitration appeal procedure.

11.10 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and delivered in person or sent by certified mail, postage prepaid and properly addressed as follows:

            TO MBH SHAREHOLDERS:

                  Forest, Glenneyre and Associates, Inc.
                  301 Forest Avenue
                  Laguna Beach, CA 92610
                  Fax (949) 494-4950

            TO ESSXSPORT:

                  Bruce Caldwell, President
                  Essxsport Corp.
                  9812-14 Glenoaks Blvd.
                  Sun Valley, California 91352
                  Fax (817) 282-4301

      Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the respective party hereto.

      All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 11.9 if delivered personally, shall be effective upon delivery; and, if delivered by mail, shall be effective three days following deposit in the United States mail, postage prepaid.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    ESSXSPORT CORP.

                                    By:   ________________________________
                                          Bruce Caldwell, President

                                    MBH SHAREHOLDERS

                                    By:   ________________________________
                                          Elana Morgan, President
                                          Forest, Glenneyre and Associates, Inc.

                                    By:   ________________________________
                                          Albert Aimers, Secretary
                                          Working Capital, Inc.

                                  EXHIBIT A

                   SHAREHOLDERS OF MISS BEVERLY HILLS, INC.

                                         MBH          ESSX
            SHAREHOLDER                 NUMBER       NUMBER
            -----------               OF SHARES     OF SHARES
                                      ---------     ---------
Working Capital, Inc.                 3,000,000    37,500,000
Forest, Glenneyre & Associates, Inc.  1,800,000    22,500,000
                                     -------------------------
               TOTAL                  4,800,000    60,000,000

                                SCHEDULE LIST


Schedule 4.1(b): Miss Beverly Hills, Inc., Common Stock, Options and Warrants Outstanding

Schedule 4.1(c):  Miss Beverly Hills, Inc. Subsidiaries

Schedule 4.1(f):  Litigation Involving Miss Beverly Hills, Inc.

Schedule 4.1(g):  Absence of Certain Changes - Miss Beverly Hills, Inc.

Schedule 4.1(h):  Asset Ownership Exceptions

Schedule 5.1(b):  Essxsport Corp., Common Stock, Options and Warrants
                  Outstanding

Schedule 5.1(j):  Essxsport Corp., Tax Matters

                               SCHEDULE 4.1(B)

                   MISS BEVERLY HILLS, INC., COMMON STOCK,
                       OPTIONS AND WARRANTS OUTSTANDING

NONE.

                               SCHEDULE 4.1(C)

                    MISS BEVERLY HILLS, INC. SUBSIDIARIES

NONE.

                               SCHEDULE 4.1(F)

                LITIGATION INVOLVING MISS BEVERLY HILLS, INC.

NONE.

                               SCHEDULE 4.1(G)

            ABSENCE OF CERTAIN CHANGES - MISS BEVERLY HILLS, INC.

NONE.

                               SCHEDULE 4.1(H)

                          ASSET OWNERSHIP EXCEPTIONS

NONE.

                               SCHEDULE 5.1(B)

       ESSXSPORT CORP., COMMON STOCK, OPTIONS AND WARRANTS OUTSTANDING

NONE.

                               SCHEDULE 5.1(J)

                         ESSXSPORT CORP., TAX MATTERS

NONE.